EXHIBIT 10.3

REAFFIRMATION AGREEMENT

THIS REAFFIRMATION AGREEMENT (this “Agreement”) is effective as of the 27th day of September, 2016, by the undersigned in favor of ACF FINCO I LP, a Delaware limited partnership (“Lender”).

RECITALS:

GEE GROUP INC. (formerly GENERAL EMPLOYMENT ENTERPRISES, INC.), a corporation organized under the laws of the State of Illinois (“GEE”), TRIAD PERSONNEL SERVICES, INC., a corporation organized under the laws of the State of Illinois (“TPS”), BUSINESS MANAGEMENT PERSONNEL, INC., a corporation organized under the laws of the State of Ohio (“BUMPS”), BMPS, INC., a corporation organized under the laws of the State of Ohio (“BMPSOH”), BMCH, INC., a corporation organized under the laws of the State of Ohio (“BMCH”), BMCHPA, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“BMCHPA”), and TRIAD LOGISTICS, INC., a corporation organized under the laws of the State of Ohio (“Triad”), SCRIBE SOLUTIONS, INC., a corporation organized under the laws of the State of Florida (“Scribe”), AGILE RESOURCES, INC., a corporation organized under the laws of the State of Georgia, (“Agile”), ACCESS DATA CONSULTING CORPORATION, a corporation organized under the laws of the State of Colorado (“Access Data”), and PALADIN CONSULTING, INC., a corporation organized under the laws of the state of Texas (“Paladin”, and collectively with the foregoing, “Borrower”), and Lender are parties to a Loan and Security Agreement dated as of September 27, 2013, as amended by a First Amendment effective as of December 31, 2013, by a Second Amendment effective as of December 3, 2014, by a Third Amendment, Consent and Waiver dated as of April 1, 2015, by a Fourth Amendment, Consent and Waiver dated as of June 15, 2015, by a Fifth Amendment, Consent and Waiver dated as of August 1, 2015, by a Sixth Amendment, Consent and Waiver dated as of September 18, 2015, by a Seventh Amendment, Consent and Waiver effective as of October 4, 2015, and by an Eighth Amendment, Consent and Waiver dated as of January 1, 2016 (as so amended “Credit Agreement”), in connection with which Borrower delivered to Lender an Amended and Restated Revolving Credit Note dated January 1, 2016 in a maximum principal amount of $10,000,000 (the “Revolving Credit Note”).  The Credit Agreement, the Revolving Credit Note, and all other agreements, documents and instruments executed and/or delivered in connection therewith, including the “Amendment Documents, as defined below, as the same may have been amended, restated, extended, replaced or otherwise modified from time to time prior to the date hereof or in connection with the Amendment Documents, shall be collectively referred to as the “Loan Documents”.

Each of the undersigned indicated as a “Guarantor” has executed and delivered an Amended and Restated Guaranty dated on or about September 27, 2013 (a “Guaranty Agreement”) guaranteeing repayment and performance of the “Obligations” (as such term is defined in the Credit Agreement) by Borrower to Lender.

Each of the undersigned indicated as a “Validity Party” has executed and delivered a Validity and Support Agreement to Lender (a “Validity Agreement”) dated on the effective date thereof, pursuant to which such Validity Party has, among other things, made certain representations, warranties and covenants to Lender with respect to the validity of information delivered to Lender as contained in such Validity Agreement.

Each of the undersigned indicated as a “Subordinated Creditor” has executed and delivered a Subordination Agreement to Lender (a “Subordination Agreement”) dated on the effective date thereof, pursuant to which such Subordinated Creditor has agreed to subordinate payment of certain indebtedness of GEE owing to such Subordinated Creditor to the indebtedness of Borrower to Lender, and such other terms, as contained in such Subordination Agreement.

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The Credit Agreement and the credit facilities extended by Lender to Borrower pursuant thereto are scheduled to terminate on September 27, 2016.

Borrower has requested that Lender extend the Credit Agreement and the Revolving Credit Note, and to make other changes to the Credit Agreement and the Loan Documents, pursuant to the terms of a Ninth Amendment dated on or about the date hereof, and the other agreements, documents and instruments executed and/or delivered to Lender in connection therewith (collectively, the “Amendment Documents”).

Lender has agreed to the foregoing, subject to and conditioned upon the reaffirmation and ratification by each of the undersigned of their obligations to the Lender in connection with the agreements, documents and instruments described above and otherwise executed and/or delivered to Lender in connection with the Obligations of Borrower to Lender.

AGREEMENT:

1.	Unless otherwise defined in the recitals, above, or in the body of this Agreement, below, all capitalized terms contained herein shall have the meanings ascribed to such terms in the Loan Documents.

2.	Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in any of the Amendment Documents or the other Loan Documents, Borrower hereby (a) reaffirms to Lender and ratifies its obligations under the Loan Documents executed and/or delivered by Borrower, as such Loan Documents may have been amended, restated, extended, replaced or otherwise modified from time to time prior to the date hereof, and as any such Loan Documents may be amended, restated, extended, replaced or otherwise modified by the Amendment Documents (collectively, the “Borrower Documents”), and (b) ratifies and confirms that each of the Borrower Documents shall remain in full force and effect and constitute valid and binding obligations of Borrower, enforceable in accordance with its terms.

3.	Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in any of the Amendment Documents, the other Loan Documents or in such party’s Guaranty Agreement, each Guarantor hereby (a) reaffirms to Lender and ratifies its obligations under the Guaranty Agreement and each of the Loan Documents executed and/or delivered by such Guarantor, as such Guaranty Agreement and Loan Documents may have been amended, restated, extended, replaced or otherwise modified from time to time prior to the date hereof, and as such Guaranty Agreement and Loan Documents may be amended, restated, extended, replaced or otherwise modified by the Amendment Documents (collectively, the “Guarantor Documents”), and (b) ratifies and confirms that each of the Guarantor Documents shall remain in full force and effect and constitute valid and binding obligations of such Guarantor, enforceable in accordance with its terms.

4.	Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in any of the Amendment Documents, the other Loan Documents or in such party’s Validity Agreement, each Validity Party hereby (a) reaffirms to Lender and ratifies its obligations under the Validity Agreement and each of the Loan Documents executed and/or delivered by such Validity Party, as such Validity Agreement and Loan Documents may have been amended, restated, extended, replaced or otherwise modified from time to time prior to the date hereof, and as such Validity Agreement and Loan Documents may be amended, restated, extended, replaced or otherwise modified by the Amendment Documents (collectively, the “Validity Documents”), and (b) ratifies and confirms that each of the Validity Documents shall remain in full force and effect and constitute valid and binding obligations of such Validity Party, enforceable in accordance with its terms.

5.	No change, amendment or modification of this Agreement shall be valid or binding unless such change, amendment or modification shall be in writing and duly executed by all parties hereto and consented to by the Lender in writing.

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6.	This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the State of New York, without regard to its principles of conflicts of laws, and any dispute hereunder shall be brought in the appropriate court located in Westchester County, New York.

7.	This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto and Lender, and no party hereto shall be relieved of its duties, obligations or liabilities under this Agreement without the express written consent of the other parties hereto and Lender, regardless of assignments, delegations or other agreements with third parties which may provide otherwise.

8.	This Agreement shall be binding upon the parties hereto, their successors, permitted assigns, heirs and legal representatives.

9.	The invalidity of one or more phrases, sentences, clauses or paragraphs contained in this Agreement shall not affect the validity of the remainder of this Agreement.

10.	This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and there are no other oral understandings, terms or conditions except as expressly stated herein and none of the parties have relied upon any representation, express or implied, not contained in this Agreement.

11.	This Agreement may be executed in two (2) or more counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.

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[SIGNATURE PAGES IMMEDIATELY FOLLOW]

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

BORROWER:

GEE GROUP INC.	TRIAD PERSONNEL SERVICES, INC.

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

BUSINESS MANAGEMENT PERSONNEL, INC.	BMPS, INC.

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

BMCH, INC.	BMCHPA, INC.

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

TRIAD LOGISTICS, INC.	SCRIBE SOLUTIONS, INC.

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

AGILE RESOURCES, INC.	ACCESS DATA CONSULTING CORPORATION

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

PALADIN CONSULTING, INC.

By:
Name:
Its:
Date:

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GUARANTOR	VALIDITY PARTY

MICHAEL K. SCHROERING	ANDREW J. NORSTRUD

SUBORDINATED CREDITORS

JAX LEGACY – INVESTMENT I, LLC

By:
Name:
Its:
Date:

WILLIAM DANIEL DAMPIER, individually and	CAROL LEE DAMPIER, individually and
and collectively with Carol Lee Dampier	collectively with William Daniel Dampier

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

ENOCH S. TIMOTHY, individually and	DOROTHY TIMOTHY, individually and
collectively with Dorothy Timothy	collectively with Enoch S. Timothy

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

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